UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2009

ROTOBLOCK CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-116324	20-0898799
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 B Street Santa Rosa, CA	95401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (707) 578-5220

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3-	Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

On February 2, 2009, the Company issued 5,000,000 shares of Common Stock to Chien-Chih Liu, the Company’s CEO and 2,500,000 shares of Common Stock to Mariya Petrovska, the Company’s Secretary and a director. Each issuance was in lieu of a cash payment for previously unpaid executive compensation. The shares issued represent greater than 5% of the Company’s issued and outstanding Common Stock.  After the issuance of these shares, there are 56,009,776 shares of Common Stock issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                ROTOBLOCK CORPORATION

Dated: February 3, 2009                                                                By: /s/ Chien Chih-Liu
                          President